As filed with the Securities and Exchange Commission on May 20, 2024

Registration No. 333-279292

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Pre-Effective Amendment No. 1 to

FORM S-3

REGISTRATION STATEMENT

UNDER THE SECURITIES ACT OF 1933

HYCROFT MINING HOLDING CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	82-2657796
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

4300 Water Canyon Road, Unit 1

Winnemucca, Nevada 89445

(775) 304-0260

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Diane R. Garrett

President and Chief Executive Officer

Hycroft Mining Holding Corporation

4300 Water Canyon Road, Unit 1

Winnemucca, Nevada 89445

(775) 304-0260

(Name, Address, Including Zip Code, and Telephone Number, Including Area Code, of Agent For Service)

Copy to:

Laura Anthony, Esq.

Craig D. Linder, Esq.

Anthony, Linder & Cacomanolis, PLLC

1700 Palm Beach Lakes Blvd., Suite 820

West Palm Beach, FL 33401

(561) 514-0936

Approximate date of commencement of proposed sale to the public: From time to time after this Registration Statement becomes effective.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. ☐

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box. ☐

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box. ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.:

Large accelerated filer	☐	Accelerated filer	☐

Non-accelerated filer	☒	Smaller reporting company	☒

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act. ☐

The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until this registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to such Section 8(a), may determine.

EXPLANATORY NOTE

Hycroft Mining Holding Corporation is hereby filing this Pre-Effective Amendment No. 1 to the Registration Statement on Form S-3 (Registration No. 333-279292), originally filed on May 10, 2024, the (“Registration Statement”), to amend Exhibit 107 originally filed with the Registration Statement. Accordingly, this Pre-Effective Amendment No. 1 consists only of the facing page, this explanatory note, Part II of the Registration Statement and the signature page to the Registration Statement. The balance of the Registration Statement remains unchanged and has been omitted.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 14. Other Expenses of Issuance and Distribution.

Set forth below is an estimate (except in the case of the SEC registration fee) of the amount of fees and expenses to be incurred in connection with the issuance and distribution of the offered securities registered hereby, other than underwriting discounts and commission, if any, incurred in connection with the sale of the offered securities. All such amounts will be borne by Hycroft Mining Holding Corporation, a Delaware corporation.

AMOUNT
SEC Registration Fee	$443
FINRA Filing Fees	(1)
Legal Fees and Expenses	(1)
Accounting Fees and Expenses	(1)
Trustees’ Fees and Expenses	(1)
Warrant Agent Fees and Expenses	(1)
Printing Expenses	(1)
Miscellaneous Expenses	(1)
Total	(1)

(1)	These fees will be determined based on the securities offered and the number of issuances and accordingly cannot be estimated at this time.

Item 15. Indemnification of Directors and Officers.

Section 145 of the DGCL, as amended, authorizes us to indemnify any director or officer under certain prescribed circumstances and subject to certain limitations against certain costs and expenses, including attorney’s fees actually and reasonably incurred in connection with any action, suit or proceeding, whether civil, criminal, administrative or investigative, to which a person is a party by reason of being one of our directors or officers if it is determined that such person acted in accordance with the applicable standard of conduct set forth in such statutory provisions. The Company’s Second Amended and Restated Certificate of Incorporation provides that its officers and directors will be indemnified by the Company to the fullest extent authorized by Delaware law, as it now exists or may in the future be amended. In addition, the Second Amended and Restated Certificate of Incorporation provides that the Company’s directors will not be personally liable for monetary damages to the Company or its stockholders for breaches of their fiduciary duty as directors, except to the extent such exemption from liability or limitation thereof is not permitted under the DGCL.

The Company has entered into agreements with its officers and directors to provide contractual indemnification in addition to the indemnification provided for in the charter. The Company’s Amended and Restated Bylaws also permit the Company to secure insurance on behalf of any officer, director or employee for any liability arising out of his or her actions, regardless of whether Delaware law would permit such indemnification. The Company has purchased a policy of directors’ and officers’ liability insurance that insures its officers and directors against the cost of defense, settlement or payment of a judgment in some circumstances and insures the Company against its obligations to indemnify our officers and directors.

These provisions may discourage stockholders from bringing a lawsuit against the Company’s directors for breach of their fiduciary duty. These provisions also may have the effect of reducing the likelihood of derivative litigation against officers and directors, even though such an action, if successful, might otherwise benefit us and our stockholders. Furthermore, a stockholder’s investment may be adversely affected to the extent we pay the costs of settlement and damage awards against officers and directors pursuant to these indemnification provisions.

The Company believes that these provisions, the directors’ and officers’ liability insurance and the indemnity agreements are necessary to attract and retain talented and experienced officers and directors.

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Item 16. Exhibits.

The following is a list of all exhibits filed as a part of this registration statement on Form S-3, including those incorporated herein by reference.

Exhibit Number	Description

1.1*	Form of Underwriting Agreement

2.1	Purchase Agreement, dated as of January 13, 2020, by and among Mudrick Capital Acquisition Corporation, MUDS Acquisition Sub, Inc. and Hycroft Mining Corporation (incorporated by reference to Exhibit 2.1. to the registrant’s Current Report on Form 8-K, filed with the SEC on January 14, 2020).

2.2	Amendment to Purchase Agreement, dated as of February 26, 2020, by and among Mudrick Capital Acquisition Corporation, MUDS Acquisition Sub, Inc. and Hycroft Mining Corporation (incorporated by reference to Annex A-1 to the joint proxy statement/prospectus on Form S-4 (File No. 333-236460) of the registrant filed with the SEC on April 7, 2020).

3.1	Second Amended and Restated Certificate of Incorporation of Hycroft Mining Holding Corporation (Incorporated by reference to Exhibit 3.1 to the Registrant’s Form 8-K, filed with the SEC on June 4, 2020).

3.2	Certificate of Amendment to Second Amended and Restated Certificate of Incorporation of Hycroft Mining Holding Corporation dated April 22, 2022 (incorporated by reference to Exhibit 3.2 to the registrant’s registration statement on Form S-8 (File No. 333-265434) filed with the SEC on June 6, 2022).

3.3	Amended and Restated Bylaws of Hycroft Mining Holding Corporation(f/k/a Mudrick Capital Acquisition Corporation) (incorporated by reference to Exhibit 3.2 to the registrant’s Current Report on Form 8-K, filed with the SEC on June 4, 2020).

4.1	Warrant Agreement, dated as of October 22, 2015, by and between Hycroft Mining Corporation, Computershare Inc. and its wholly owned subsidiary, Computershare Trust Company N.A., a federally chartered trust company, collectively as warrant agent (incorporated by reference to Exhibit 10.11 to the joint proxy statement/prospectus on Form S-4/A (File No. 333-236460) of the registrant filed with the SEC on April 7, 2020).

4.2	Warrant Agreement, dated February 7, 2018, by and between and Mudrick Capital Acquisition Corporation and Continental Stock Transfer & Trust Company, LLC (incorporated by reference to Exhibit 4.1 to the registrant’s Current Report on Form 8-K, filed with the SEC on February 13, 2018).

4.3	Warrant Agreement, dated May 28, 2020, by and between Hycroft Mining Holding Corporation (f/k/a/ Mudrick Capital Acquisition Corporation) and Continental Stock Transfer & Trust Company, LLC (incorporated by reference to Exhibit 4.3 to the registrant’s Current Report on Form 8-K, filed with the SEC on June 4, 2020).

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4.4	Warrant Agreement dated October 6, 2020 between Hycroft Mining Holding Corporation and Continental Stock Transfer & Trust Company (incorporated by reference to Exhibit 4.1 to the registrant’s Current Report on Form 8-K filed with the SEC on October 6, 2020.).

4.5	Warrant Agreement dated March 14, 2022 between Hycroft Mining Holding Corporation and American Multi-Cinema, Inc. (incorporated by reference to Exhibit 10.5 to the registrant’s Current Report on Form 8-K, filed with the SEC on March 15, 2022).

4.6	Warrant Agreement dated March 14, 2022 between Hycroft Mining Holding Corporation and 2176423 Ontario Limited (incorporated by reference to Exhibit 4.6 to the registrant’s Annual Report on Form 10-K, filed with the SEC on March 31, 2022).

4.7	Warrant Adjustment Certificate, dated November 9, 2020 from Hycroft Mining Holding Corporation to Continental Stock Transfer & Trust Company (incorporated by reference to Exhibit 4.5 to the registrant’s Quarterly Report on Form 10-Q filed with the SEC on November 9, 2020).

4.8	Warrant Adjustment Certificate dated January 19, 2021 from Hycroft Mining Holding Corporation to Continental Stock Transfer & Trust Company (incorporated by reference to Exhibit 4.1 to the registrant’s Current Report on Form 8-K filed with the SEC on January 20, 2021).

4.9	Description of Securities (incorporated by reference to Exhibit 4.9 to the registrant’s Annual Report on Form 10-K filed with the SEC on March 31, 2022).

4.10	Warrant Adjustment Certificate dated as of August 3, 2022 from Hycroft Mining Holding Corporation to Continental Stock Transfer & Trust Company (incorporated by reference to Exhibit 4.3 to the registrant’s Quarterly Report on Form 10-Q filed with the SEC on August 4, 2022).

4.11	Form of Senior Indenture (incorporated by reference to Exhibit 4.11 to the registrant’s Registration Statement on Form S-3 filed on May 10, 2024).

4.12*	Form of Senior Note

4.13	Form of Subordinated Indenture (incorporated by reference to Exhibit 4.13 to the registrant’s Registration Statement on Form S-3 filed on May 10, 2024).

4.14*	Form of Subordinated Note

4.15*	Form of Warrant Agreement

4.16*	Form of Rights Agent Agreement

4.17*	Form of Rights Certificate

4.18*	Certificate of Designation for Preferred Stock

4.20*	Form of Preferred Stock Certificate

4.20*	Form of Depositary Agreement

4.21*	Form of Depositary Receipt

4.22*	Form of Stock Purchase Contract

4.23*	Form of Stock Purchase Unit Agreement

4.24*	Form of Unit Agreement

5.1	Opinion of Anthony, Linder & Cacomanolis, PLLC relating to the base prospectus (incorporated by reference to Exhibit 5.1 to the registrant’s Registration Statement on Form S-3 filed on May 10, 2024).

5.2	Opinion of Anthony, Linder & Cacomanolis, PLLC relating to the at-the-market offering prospectus supplement (incorporated by reference to Exhibit 5.2 to the registrant’s Registration Statement on Form S-3 filed on May 10, 2024).

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10.1	Second Amended and Restated Credit Agreement, dated as of March 30, 2022, by and between Hycroft Mining Holding Corporation, as borrower, Autar Gold Corporation (f/k/a Muds Holdco Inc.), Hycroft Resources & Development, LLC and Allied VGH LLC, as guarantors, Sprott Private Lending II (Collector), LP, as lender, and Sprott Resource Lending Corp. as arranger (incorporated by reference to Exhibit 10.1 to the registrant’s Annual Report on Form 10-K filed with the SEC on March 31, 2022).

10.2	Amended and Restated Credit Agreement, dated as of May 29, 2020, by and between Hycroft Mining Holding Corporation, as borrower, MUDS Acquisition Sub, Inc., MUDS Holdco, Inc., Hycroft Resources & Development, LLC and Allied VGH LLC, as guarantors, Sprott Private Resource Lending II (Collector), LP, as lender, and Sprott Resource Lending Corp., as arranger (incorporated by reference to Exhibit 10.1 to the registrant’s Current Report on Form 8-K, filed with the SEC on June 4, 2020).

10.3	Waiver, dated November 9, 2021, between Hycroft Mining Holding Corporation and Sprott Private Resource Lending II (Collector), LP. (incorporated by reference to Exhibit 10.1. to the registrant’s Current Report on Form 8-K, filed with the SEC on November 10, 2021)

10.4	Waiver and Amendment, dated January 6, 2022 between Hycroft Mining Holding Corporation and Sprott Private Resource Lending II (Collector), LP (incorporated by reference to Exhibit 10.1 to the registrant’s Current Report on Form 8-K, filed with the SEC on January 10, 2022).

10.5	Waiver and Amendment, dated February 28, 2022 among Hycroft Mining Holding Corporation, Sprott Private Resource Lending II (Collector), LP and Sprott Private Resource Lending II (Co) Inc. (incorporated by reference to Exhibit 10.1 to the registrant’s Current Report on Form 8-K, filed with the SEC on March 1, 2022).

10.6	Letter Agreement dated March 11, 2022 between Hycroft Mining Holding Corporation and Sprott Private Resource Lending II (Collector), LP (incorporated by reference to Exhibit 10.1 to the Registrant’s Form 8-K, filed with the SEC on March 15, 2022).

10.7	Sprott Royalty Agreement, dated May 29, 2020, by and between the Registrant, Hycroft Resources & Development, LLC and Sprott Private Resource Lending II (Co) Inc. (incorporated by reference to Exhibit 10.2 to the registrant’s Current Report on Form 8-K, filed with the SEC on June 4, 2020).

10.8	Amended and Restated Registration Rights Agreement, dated May 29, 2020, by and between Mudrick Capital Acquisition Corporation, Mudrick Capital Acquisition Holdings LLC, Cantor Fitzgerald & Co. and the restricted stockholders (incorporated by reference to Exhibit 10.5 to the registrant’s Current Report on Form 8-K, filed with the SEC on June 4, 2020).

10.9	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.6 to the registrant’s Current Report on Form 8-K, filed with the SEC on June 4, 2020).

10.10	Subscription Agreement dated March 14, 2022 between Hycroft Mining Holding Corporation and American Multi-Cinema, Inc. (incorporated by reference to Exhibit 10.3 to the registrant’s Current Report on Form 8-K, filed with the SEC on March 15, 2022).

10.11	Subscription Agreement dated March 14, 2022 between Hycroft Mining Holding Corporation and 2176423 Ontario Limited (incorporated by reference to Exhibit 10.4 to the registrant’s Current Report on Form 8-K, filed with the SEC on March 15, 2022).

10.12	Exchange Agreement, dated as of January 13, 2020, by and among MUDS Acquisition Sub, Inc., Hycroft Mining Corporation and certain investment funds affiliated with or managed by Mudrick Capital Management, L.P., Whitebox Advisors LLC, Highbridge Capital Management, LLC, Aristeia Capital, LLC and Wolverine Asset Management, LLC, in each case, signatory thereto (incorporated by reference to Exhibit 10.3 to the registrant’s Current Report on Form 8-K filed with the SEC on January 14, 2020).

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10.13	Note Exchange Agreement, dated as of January 13, 2020, by and among Hycroft Mining Corporation and certain investment funds affiliated with or managed by Mudrick Capital Management, L.P., Whitebox Advisors LLC, Highbridge Capital Management, LLC, Aristeia Capital, LLC or Wolverine Asset Management, LLC, in each case, signatory thereto (incorporated by reference to Exhibit 10.7 to the joint proxy statement/prospectus on Form S-4/A (File No. 333-236460) of the registrant, filed with the SEC on April 7, 2020).

10.14	Omnibus Amendment to Note Purchase Agreements and Note Exchange Agreement, dated May 28, 2020 by and between MUDS Acquisition Sub, Inc., Hycroft Mining Corporation and certain of its direct and indirect subsidiaries and certain investment funds affiliated with or managed by Mudrick Capital Management, L.P., Whitebox Advisors LLC, Highbridge Capital Management, LLC, Aristeia Capital, LLC and Wolverine Asset Management, LLC, in each case, signatory thereto (incorporated by reference to Exhibit 10.14 to the registrant’s Current Report on Form 8-K, filed with the SEC on June 4, 2020).

10.15	Amendment to the 10% Senior Secured Notes and Note Exchange Agreement dated as of March 14, 2022 among Hycroft Mining Holding Corporation, certain subsidiaries of Hycroft Mining Holding Corporation and holders of the Notes, including certain funds affiliated with, or managed by, Mudrick Capital Management, L.P, Whitebox Advisors, LLC, Highbridge Capital Management, LLC, Aristeia Highbridge Capital Management, LLC and Wolverine Asset Management, LLC and Wilmington Trust, National Association, in its capacity as collateral agent (incorporated by reference to Exhibit 10.2 to the registrant’s Current Report on Form 8-K, filed with the SEC on March 15, 2022).

10.16†	HYMC 2020 Performance and Incentive Pay Plan (incorporated by reference to Exhibit 10.7 to the registrant’s Current Report on Form 8-K, filed with the SEC on June 4, 2020).

10.17†	Restricted Stock Unit Agreement (Time) dated as of February 20, 2019, by and between Hycroft Mining Corporation and Jeffrey Stieber (incorporated by reference to Exhibit 10.29 to the registrant’s registration statement on Form S-1 (File No. 333-239840), filed with the SEC on July 13, 2020).

10.18†	Amendment to the Restricted Stock Unit Agreement (Performance) dated as of May 29, 2020 by and between Hycroft Mining Corporation and Jeffrey Stieber (incorporated by reference to Exhibit 10.30 to the registrant’s registration statement on Form S-1 (File No. 333-239840), filed with the SEC on July 13, 2020).

10.19†	Amendment to the Restricted Stock Unit Agreement (Time) dated as of May 29, 2020 by and between Hycroft Mining Corporation and Jeffrey Stieber (incorporated by reference to Exhibit 10.31 to the registrant’s registration statement on Form S-1 (File No. 333-239840), filed with the SEC on July 13, 2020).

10.20†	Employment Agreement, dated March 25, 2019, by and between Hycroft Mining Corporation and Jeffrey Stieber (incorporated by reference to Exhibit 10.10 to the registrant’s registration statement on Form S-1, filed with the SEC on July 13, 2020).

10.21†	Transition and Succession Agreement, dated July 1, 2020, between Randy Buffington and Hycroft Mining Holding Corporation and Autar Gold Corporation (incorporated by reference to Exhibit 10.1 to the registrant’s Current Report on Form 8-K, filed with the SEC on July 2, 2020).

10.22†	Restricted Stock Unit Agreement (Time-Vesting), dated July 1, 2020, between Randy Buffington and Hycroft Mining Holding Corporation (incorporated by reference to Exhibit 10.2 to the registrant’s Current Report on Form 8-K, filed with the SEC on July 2, 2020).

10.23†	Consulting Agreement, dated July 1, 2020, between Randy Buffington and Hycroft Mining Holding Corporation (incorporated by reference to Exhibit 10.3 to the registrant’s Current Report on Form 8-K, filed with the SEC on July 2, 2020).

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10.24†	Waiver And Amendment To Transition And Succession Agreement And Consulting Agreement dated as of October 6, 2021 between Hycroft Mining Holding Corporation and Randy Buffington (incorporated by reference to Exhibit 10.1. to the registrant’s Current Report on Form 8-K, filed with the SEC on October 7, 2021)

10.25†	Employment Agreement, dated August 31, 2020, between Diane R. Garrett and Hycroft Mining Holding Corporation (incorporated by reference to Exhibit 10.1 to registrant’s Current Report on Form 8-K, filed with the SEC on August 31, 2020).

10.26†	Restricted Stock Unit Agreement (Time-Vesting), dated August 31, 2020, between Diane R. Garrett and Hycroft Mining Holding Corporation (incorporated by reference to Exhibit 10.2 to registrant’s Current Report on Form 8-K, filed with the SEC on August 31, 2020).

10.27†	Employment Agreement, dated October 20, 2020 between Stanton Rideout and Hycroft Mining Holding Corporation (incorporated by reference to Exhibit 10.1 to the registrant’s Current Report on Form 8-K, filed with the SEC on October 21, 2020).

10.28†	Restricted Stock Unit Agreement (Time Vesting), dated October 20, 2020 between Stanton Rideout and Hycroft Mining Holding Corporation (incorporated by reference to Exhibit 10.2 to the registrant’s Current Report on Form 8-K, filed with the SEC on October 21, 2020).

10.29†	Employment Agreement dated January 11, 2021 between Hycroft Mining Holding Corporate and John William Henris (incorporated by reference to Exhibit 10.1 to the registrant’s Current Report on Form 8-K filed with the SEC on January 12, 2021).

10.30†	Form of Initial Restricted Stock Unit Agreement (Time-Vesting) (incorporated by reference to Exhibit 10.2 to the registrant’s Current Report on Form 8-K filed with the SEC on January 12, 2021).

10.31	First Amendment to Subscription Agreement dated as of April 8, 2022 between Hycroft Mining Holding Corporation and American Multi-Cinema, Inc. (incorporated by reference to Exhibit 10.1 to the registrant’s Current Report on Form 8-K filed with the SEC on April 11, 2022).

10.32	First Amendment to Warrant Agreement dated as of April 8, 2022 between Hycroft Mining Holding Corporation and American Multi-Cinema, Inc. (incorporated by reference to Exhibit 10.2 to the registrant’s Current Report on Form 8-K filed with the SEC on April 11, 2022).

10.33	First Amendment to Warrant Agreement dated as of April 8, 2022 between Hycroft Mining Holding Corporation and 2176423 Ontario Limited (incorporated by reference to Exhibit 10.3 to the registrant’s Current Report on Form 8-K filed with the SEC on April 11, 2022).

10.34	Letter Agreement, dated May 3, 2022 between Hycroft Mining Holding Corporation and Sprott Private Resource Lending II (Collector), LP (incorporated by reference to Exhibit 10.9 to the registrant’s Quarterly Report on Form 10-Q filed with the SEC on May 4, 2022).

10.35	First Amendment to the HYMC 2020 Performance and Incentive Pay Plan (incorporated by reference to Exhibit 4.2 to the registrant’s registration statement on Form S-8 (File No. 333-265434) filed with the SEC on June 6, 2022).

10.36	Note Purchase and Sale Agreement dated November 28, 2022 between Hycroft Mining Holding Corporation and Highbridge Capital Management, LLC (incorporated by reference to Exhibit 10.1 to the registrant’s Current Report on Form 8-K filed with the SEC on December 2, 2022).

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10.37	Letter Agreement, dated March 9, 2023, by and among the registrant and Sprott Private Resource Lending II (Collector), LP and Sprott Private Resource Lending II (Co) Inc. (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed by the Company on March 15, 2023).

10.38	Second Amendment to Second Amended and Restated Credit Agreement, dated July 1, 2023, by and among the registrant and Sprott Private Resource Lending II (Collector), LP, Sprott Resource Lending Corp., and certain subsidiaries of the registrant as guarantors (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed by the Company on July 3, 2023).

10.39	At Market Issuance Sales Agreement, dated May 9, 2024, by and between B. Riley Securities, Inc. and Hycroft Mining Holding Corporation (incorporated by reference to Exhibit 10.39 to the registrant’s Registration Statement on Form S-3 filed on May 10, 2024).

23.1	Consent of independent registered public accounting firm - Moss Adams, LLP (incorporated by reference to Exhibit 23.1 to the registrant’s Registration Statement on Form S-3 filed on May 10, 2024).

23.2	Consent of Anthony, Linder & Cacomanolis, PLLC (incorporated in Exhibit 5.1).

23.3	Consent of Anthony, Linder & Cacomanolis, PLLC (incorporated in Exhibit 5.2).

23.4	Consent of third-party qualified person – Ausenco Engineering USA South Inc. (incorporated by reference to Exhibit 23.4 to the registrant’s Registration Statement on Form S-3 filed on May 10, 2024).

23.5	Consent of third-party qualified person – Independent Mining Consultants, Inc. (incorporated by reference to Exhibit 23.5 to the registrant’s Registration Statement on Form S-3 filed on May 10, 2024).

23.6	Consent of third-party qualified person – WestLand Engineering & Environment Services, Inc. (incorporated by reference to Exhibit 23.6 to the registrant’s Registration Statement on Form S-3 filed on May 10, 2024).

24.1	Power of Attorney (incorporated by reference to Exhibit 24.1 to the registrant’s Registration Statement on Form S-3 filed on May 10, 2024).

25.1**	Statement of Eligibility on Form T-1 under the Trust Indenture Act of 1939 of Trustee under the Senior Indenture

25.2**	Statement of Eligibility on Form T-1 under the Trust Indenture Act of 1939 of Trustee under the Subordinated Indenture

96.1	Hycroft Property Initial Assessment Technical Report Summary Humboldt and Pershing Counties, Nevada, with an effective date of March 27, 2023 (incorporated by reference to Exhibit 99.1 to the registrant’s Current Report on Form 8-K filed with the SEC on March 28, 2023).

107	Filing Fee Table

†	Management contract, compensation plan or arrangement.
*	To be filed by amendment to this registration statement or as an exhibit to a report filed pursuant to Section 13(a), 13(c) or 15(d) of the Exchange Act.
**	To be filed separately pursuant to Section 305(b)(2) of the Trust Indenture Act of 1939, as amended, and the appropriate rules and regulations thereunder.

Item 17. Undertakings.

(a) The undersigned registrant hereby undertakes:

(1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 193, as amended (the “Securities Act”);

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(ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the SEC pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20 percent change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and

(iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

provided, however, that paragraphs (a)(1)(i), (a)(1)(ii), and (a)(1)(iii) above do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the SEC by the registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 (“Exchange Act”) that are incorporated by reference in the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is a part of the registration statement.

(2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(5) That, for the purpose of determining liability under the Securities Act to any purchaser:

(A) Each prospectus filed by the registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(B) Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (vii), or (x) for the purpose of providing the information required by Section 10(a) of the Securities Act shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date.

(6) That, for the purpose of determining liability of the registrant under the Securities Act to any purchaser in the initial distribution of the securities:

The undersigned registrant undertakes that in a primary offering of securities of the undersigned registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

(i) Any preliminary prospectus or prospectus of the undersigned registrant relating to the offering required to be filed pursuant to Rule 424;

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(ii) Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrant or used or referred to by the undersigned registrant;

(iii) The portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrant or its securities provided by or on behalf of the undersigned registrant; and

(iv) Any other communications that is an offer in the offering made by the undersigned registrant to the purchaser.

(b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the registrant’s annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan’s annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(h) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

(j) The undersigned registrant hereby undertakes to file an application for the purpose of determining the eligibility of the trustee to act under subsection (a) of Section 310 of the Trust Indenture Act (the “Act”) in accordance with the rules and regulations prescribed by the SEC under Section 305(b)(2) of the Act.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Winnemucca, Nevada on May 20, 2024.

HYCROFT MINING HOLDING CORPORATION

By:	/s/ Diane R. Garrett
Diane R. Garrett, Ph.D.
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-3 has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	date

/s/ Diane R. Garrett	President, Chief Executive Officer and Director	May 20, 2024
Diane R. Garrett, Ph.D.	(Principal Executive Officer)

*	Executive Vice President and Chief Financial Officer	May 20, 2024
Stanton K. Rideout	(Principal Financial and Accounting Officer)

*	Chairman of the Board of Directors	May 20, 2024
Stephen A. Lang

*	Director	May 20, 2024
Sean D. Goodman

*	Director	May 20, 2024
Michael Harrison

*	Director	May 20, 2024
David C. Naccarati

*	Director	May 20, 2024
Thomas S. Weng

*	Director	May 20, 2024
Marni Wieshofer

By:	/s/ Diane R. Garrett, Ph.D.
Diane R. Garrett, Ph.D.
Attorney-in-fact*

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EXHIBIT INDEX

Exhibit Number	Description

107	Filing Fee Table

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